UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 30, 2012
(Date of earliest event reported)

CLEANTECH BIOFUELS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-145939	33-0754902
(State of or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

7386 Pershing Ave, University City, Missouri 63130
(Address of principal executive offices)

(314) 862-8670
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On May 30, 2012, Cleantech Biofuels, Inc. (the “Company”) entered into an Engagement Agreement with Fenton Engineering International (“Fenton”) whereby Fenton will provide the front-end engineering for the Company’s first operating commercial plant at an existing transfer station to process municipal solid waste into biomass and recyclables for conversion into renewable fuels, power and bio-based chemicals.

This engineering phase will define the infrastructure required, locate utility tie-ins, locate existing and new structures, select materials handling equipment, develop an equipment arrangement and provide a cost estimate for the project.
Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.30	Engagement Agreement between Cleantech Biofuels, Inc. and Fenton Engineering International dated May 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLEANTECH BIOFUELS, INC.

Date: June 4, 2012	By:	/s/ Edward P. Hennessey
Name: Edward P. Hennessey
Title: Chief Executive Officer and President